                                                              Exhibit 10 (M)(ii)
                              TERMINATION AGREEMENT
                              ---------------------

       This TERMINATION AGREEMENT (this "AGREEMENT") is made as of the 20th day of December, 2001 by and between Francis J. Perry Jr. and William J. Walker, Jr., as they are Trustees of Marymount Trust under declaration of trust dated May 7, 1984, and recorded at the Norfolk Registry of Deeds Book 6451, Page 185, as amended with an address c/o P.O. Box 158, Islington, Massachusetts ("Landlord") and LTX Corporation, a Massachusetts corporation with an address of 50 Rosemont Road, Westwood, Massachusetts ("Tenant").

                                 R E C I T A L S

       A. Landlord and Tenant entered into that certain lease, dated July 16,1984, as amended by that certain Amendment to Lease, dated December 23, 1985, that certain Landlord's Consent, Estoppel, Non-Disturbance and Attornment Agreement, dated May 4, 1995, that certain Multi-Party Agreement, dated June 30, 1997, that certain Supplement to Multi-Party Agreement, dated June 30, 1997, and that certain First Amendment to Multi-Party Agreement, dated August 25, 1997 (as so amended and supplemented, the "Lease") of certain premises consisting of the land and the entire building located thereon and commonly known as 105 Rosemont Road, Westwood, Massachusetts (the "Premises") as more fully set forth in the Lease.

       B. Tenant and Landlord agree to an early termination of the Lease, subject to the terms and conditions set forth in this Agreement.

       NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby mutually acknowledged, Landlord and Tenant agree as follows:

       1.     Recitals; Capitalized Terms.  All the foregoing recitals are true
              ---------------------------
and correct. All capitalized terms not otherwise modified or defined herein shall have the respective meanings ascribed to them in the Lease.


       2.     Termination of Lease. Landlord and Tenant hereby agree to
              --------------------
terminate the Lease (which shall include all of the agreements referenced in paragraph A above, as well as any and all other agreements relating to such agreements) as of the date of this Agreement, as though such date were the date originally set for the expiration of the term of the Lease.

       3.     Termination Fee. In consideration of Landlord terminating the
              ---------------
Lease, Tenant shall pay to Landlord the sum of $400,000 (the "Termination Fee") in accordance with the terms and conditions of the Promissory Note of Tenant of even date herewith, the form of which is attached hereto as Exhibit A, and made
                                                            ---------
a part hereof. The Termination Fee is intended to compensate Landlord for the losses, costs and expenses incurred by Landlord in connection with this termination, including without limitation, the reduced rent Landlord will receive from this date forward through the remainder of the term of the Lease from the replacement tenant and the costs and expenses of negotiating the Agreement as well as costs and expenses of reletting and refinancing the Premises in connection herewith.

       4.     Parking Agreement. In further consideration of Landlord
              -----------------
terminating the Lease, as of the date of this Agreement, Tenant agrees to enter into a parking agreement with SSB Realty, LLC ("SSB"), a form of which is attached hereto as Exhibit B, permitting SSB to use one hundred (100) parking
                   ---------
spaces on the parcel of land adjacent to the Premises currently leased to Tenant by an affiliate of Landlord.

       5.     Release of Tenant. Landlord hereby releases, remises and forever
              -----------------
discharges the Tenant, its officers, directors, shareholders, employees, agents, attorneys, contractors, successors and assigns of and from all claims, acts, debts, demands, actions, causes of action, suits, dues, sum and sums of money, guaranties, bonds, specialties, covenants, contracts, accounts, reckonings, controversies, agreements, promises, representations, restitutions, doings, omissions, variances, damages, executions and liabilities whatsoever of every name and nature, both in law and in equity, which Landlord may now or hereafter have against Tenant from the beginning of the world to the date hereof arising under the Lease; provided, however, that Landlord does not hereby release Tenant from any and all claims, actions, costs, damages, expenses (including reasonable attorney fees), liabilities, obligations, causes of action of any kind or nature whatsoever, including injury to or death of any person resulting from or related to any tort or any violation of any "Environmental Legal Requirement" on or with respect to the Premises, which was caused by an act or omission of Tenant, its agents, employees, invitees, or its successors and assigns. For the purposes hereof, the term "Environmental Legal Requirements" shall mean all applicable past (which have current effect), present or future federal, state, county and local laws, by-laws, rules, regulations, codes and ordinances, or any judicial or administrative interpretations thereof, and the requirements of any governmental agency or authority having or claiming jurisdiction with respect thereto, applicable to the regulation or protection of the environment, the health and safety of persons and property and all other environmental matters and shall include, but not be limited to, all orders, decrees, judgments and rulings imposed through any public or private enforcement proceedings, relating to Hazardous Materials or the existence, use, discharge, release, containment, transportation, generation, storage, management or disposal thereof, or otherwise regulating or providing for the protection of the environment applicable to the Property and relating to Hazardous Materials, or to the existence, use, discharge, release or disposal thereof. Environmental Legal Requirements presently include, but are not limited to, the following laws:
Comprehensive Environmental Response Compensation and Liability Act (42 U.S.C.
(S)9601 et seq.), the Hazardous Materials Transportation Act (49 U.S.C. (S)1801 et seq.), the Public Health Service Act (42 U.S.C. (S)300(f) et seq.), the Pollution Prevention Act (42 U.S.C. (S)13101 et seq.), the Federal Insecticide, Fungicide and Rodenticide Act (7 U.S.C. (S)136 et seq.), the Resource Conservation and Recovery Act (42 U.S.C. (S)6901 et seq.), the Federal Clean Water Act (33 U.S.C. (S)1251 et seq.), the Federal Clean Air Act (42 U.S.C.
(S)7401 et seq.), and applicable state requirements. The term "Hazardous Materials" shall mean and include asbestos, flammable materials, explosives, radioactive or nuclear substances, polychlorinated biphenyls, other carcinogens, oil and other petroleum products, radon gas, urea formaldehyde, chemicals, gases, solvents, pollutants or contaminants that could be a detriment or pose a danger to the environment or to the health or safety of any person, and any other hazardous or toxic materials, wastes and substances which are defined, determined or identified as such in any past, present or future federal, state or local laws, by-laws, rules, regulations, codes or ordinances or any judicial or administrative interpretation thereof.

       6.     Release of Landlord. Tenant hereby releases, remises and forever
              -------------------
discharges the Landlord, its officers, directors, shareholders, employees, agents, attorneys, contractors, successors and assigns of and from all claims, acts, debts, demands, actions, causes of action, suits, dues, sum and sums of money, guaranties, bonds, specialties, covenants, contracts, accounts, reckonings, controversies, agreements, promises, representations, restitutions, doings, omissions, variances, damages, executions and liabilities whatsoever of every name and nature, both in law and in equity, which Tenant may now or hereafter have against Landlord from the beginning of the world to the date hereof arising under the Lease; provided, however, that Tenant does not hereby release Landlord from any and all claims, actions, costs, damages, expenses (including reasonable attorney fees), liabilities, obligations, causes of action of any kind or nature whatsoever, including injury to or death of any person resulting from or related to (a) any Hazardous Materials existing in or on the Premises prior to the Commencement Date of the Lease or (b) a violation of any Environmental Legal Requirement with respect to the Premises existing as of or prior to the Commencement Date of the Lease which was caused by an act or omission of Landlord, its agents, employees, or contractors.

       7.     Governing Law. This Agreement shall be governed and construed in
              -------------
accordance with the laws of the Commonwealth of Massachusetts. This Agreement contains all of the agreements of the parties with respect to the subject matter hereof, and supersedes all prior dealings between them with respect to such subject matter.

       8.     Binding Agreement; Successors. This document shall become
              -----------------------------
effective and binding only upon the execution and delivery of this Agreement by both Landlord and Tenant. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the parties hereto.

       9.     Counterparts and Authority. This Agreement may be executed in
              --------------------------
multiple counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same document. Landlord and Tenant each warrant to the other that the person or persons executing this Agreement on its behalf has or have authority to do so and that such execution has fully obligated and bound such party to all terms and provisions of this Agreement.

       IN WITNESS WHEREOF, the undersigned executed this Agreement as of the date and year first written above.

                                        LANDLORD:



                                        ________________________________________
                                        FRANCIS J. PERRY, JR. AS TRUSTEE OF THE
                                        MARYMOUNT TRUST, AND NOT INDIVIDUALLY


                                        ________________________________________
                                        WILLIAM J. WALKER, JR. AS TRUSTEE OF THE
                                        MARYMOUNT TRUST, AND NOT INDIVIDUALLY

                                        TENANT:

                                        LTX CORPORATION


                                        By:_____________________________________
                                        Name:
                                        Title:

                                    EXHIBIT A
                                    ---------

                                 Promissory Note
                                 ---------------

$400,000                                                   Boston, Massachusetts
                                                           December 19, 2001

         FOR VALUE RECEIVED, LTX Corporation, a Massachusetts corporation with an address of 50 Rosemont Road, Westwood, Massachusetts (the "Borrower"), promises to pay to the order of Francis J. Perry Jr. and William J. Walker, as they are Trustee of Marymount Trust (together with any successor holder or holders of this Note, the "Lender") at The Glacier Company, P.O. Box 158, Islington, MA 02090, or such other place as Lender may designate, the principal sum of Four Hundred Thousand Dollars ($400,000.00), as hereinafter set forth.

         The principal sum shall be payable as follows: One Hundred Thousand Dollars ($100,000.00) on February 1, 2002 and the remainder in equal quarterly installments of Thirty Seven Thousand Five Hundred Dollars ($37,500.00) until the principal sum has been fully paid, commencing on the first day of March, 2002, and continuing on the first day of June, 2002, September, 2002, December, 2002, March, 2003, June, 2003, September, 2003, and on the first day of December, 2003 (the "Maturity Date").

         Except in the event of a default hereunder, all payments shall be of principal only without interest. In any event, the entire outstanding principal balance of this Note, together with any accrued interest and other charges as may be due hereunder, shall be paid on the Maturity Date.

         In the event that any regularly scheduled payment due hereunder is not paid when due, Lender shall have the right, in addition to any other rights hereunder, to collect a late charge as compensation for increased costs of administering such late payment. Such late charge shall be in an amount equal to three percent (3%) of the amount of such late payment, and shall be due and payable upon demand.

         In the event that any payment due hereunder is not paid within five (5) days after receipt by Borrower of written notice that such payment is past due, Lender, at its option, may declare immediately due and payable the entire outstanding balance of this Note, together with all other interest and charges to which Lender may be entitled. If this Note is so accelerated or any amounts due hereunder are not paid when due, all amounts due hereunder shall, after such acceleration or failure to pay, as the case may be, bear interest at the rate of sixteen percent (16%) per year, until paid. Any Interest shall be computed on the basis of a three hundred and sixty (360)-day year and shall be paid for the actual number of days on which principal is outstanding.

         The outstanding balance of principal and any other charges may be prepaid in whole, or in part.

         Any notice required or permitted to be delivered hereunder shall be in writing and shall be deemed to be delivered on the earlier of (i) the date received, or (ii) the date of delivery, refusal, or non-delivery indicated on the return receipt, if deposited in a United States Postal Service depository, postage prepaid, sent registered or certified mail, return receipt requested, addressed to the party to receive the same at the address of such party set forth at the beginning of this Note, or at such other address as may be designated in a notice delivered or mailed as herein provided.

         The obligations of Borrower hereunder, if more than one, shall be joint and several.

         Borrower agrees to pay all charges (including reasonable attorney's fees) of Lender in connection with the collection and/or enforcement of this Note, whether or not suit is brought against Borrower.

         The failure of Lender at any time to exercise any option or right hereunder shall not constitute a waiver of Lender's right to exercise such option or right at any other time.

         Borrower and all endorsers and guarantors of this Note hereby jointly and severally waive presentment, demand, notice, protest and all other suretyship defenses generally and agree that (i) any renewal, extension or postponement of the time of payment or any other indulgence, (ii) any modification, supplement or alteration of any of the Borrower's obligations undertaken in connection with this Note any of the other Loan Documents, or
(iii) any substitution, exchange or release of collateral or the addition or release of any person or entity primarily or secondarily liable, may be effected without notice to Borrower or any endorser or guarantor of Borrower's obligations, and without releasing Borrower or such endorser or guarantor from any liability hereunder. Nothing contained herein shall be construed to permit Lender to unilaterally alter the terms of this Note without agreement of the Borrower.

         This note shall be governed by, construed, and enforced in accordance with the laws of The Commonwealth of Massachusetts. If any provision of this
Note is held to be invalid or unenforceable by a court of competent jurisdiction, the other provisions of this Note shall remain in full force and effect.

         This Note shall have the effect of an instrument under seal.


WITNESS:                                    BORROWER:

                                            LTX Corporation, a Massachusetts
                                            Corporation

___________________________                 By:   ______________________________
                                            Name:

                                            Title:

                                    EXHIBIT B

                                PARKING AGREEMENT


       This PARKING AGREEMENT (this "AGREEMENT") is made as of the 20th day of December, 2001 by and among Francis J. Perry Jr. and William J. Walker, Jr. as they are Trustees of Rosemont Trust as amended with an address c/o P.O. Box 158, Islington, Massachusetts ("Landlord"), LTX Corporation, a Massachusetts corporation with an address of 50 Rosemont Road, Westwood, Massachusetts ("LTX"), and SSB Realty, Inc., a Massachusetts limited liability company with an address of 1776 Heritage Drive, Quincy, Massachusetts 02171 ("SSB").



                                    RECITALS

       A. Landlord leased to LTX, pursuant to that certain Third Amendment of Lease and Restatement of Lease dated April 24, 1982, as amended by that certain Fourth Amendment of Lease, dated September 1, 1999 (the "50 Rosemont Lease"), certain premises consisting of the land and the building thereon located at and commonly known as 50 Rosemont Road, Westwood, Massachusetts (the "50 Rosemont Premises").

       B. Francis J. Perry Jr. and William J. Walker, as they are Trustees of Marymount Trust, Landlord's affiliate, leased to SSB certain premises consisting of the land and the entire building (the "105 Rosemont Premises") located thereon and commonly known as 105 Rosemont Road, Westwood, Massachusetts pursuant to that certain Lease of even date herewith (the "105 Rosemont Lease").

       C. LTX is willing to provide SSB with the use of the parking spaces on the 50 Rosemont Premises in connection with SSB's occupancy of the 105 Rosemont Premises and Landlord is willing to consent to such use, subject to the terms and conditions set forth in this Agreement.

       NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby mutually acknowledged, Landlord, LTX and SSB agree as follows:

       1.     Recitals; Capitalized Terms. All the foregoing recitals are true
              ---------------------------
and correct. All capitalized terms not otherwise modified or defined herein shall have the respective meanings ascribed to them in the 105 Rosemont Lease or the 50 Rosemont Lease.

       2.     Parking Agreement; Term. LTX herby grants to SSB an irrevocable
              -----------------------
license to use exclusively one hundred (100) parking spaces (the "Parking Spaces") on the 50 Rosemont Premises in the location shown on Exhibit A, attached hereto and made a part hereof for the benefit of SSB and its affiliates. SSB shall also have the use of the roadways, driveways and other means of vehicular and pedestrian access and egress from public ways and across the 50 Rosemont Premises for access and egress to and from the 105 Rosemont Premises. SSB shall use the Parking Spaces for vehicles no larger than full-sized passenger automobiles, vans or pick-up trucks and shall not use the Parking Spaces so as to interfere with the use of any walkways, roadways, loading areas or the other parking spaces at the 50 Rosemont Premises. The term of this license (the "Term") shall commence on the Commencement Date under the 105 Rosemont Lease and shall expire on the first to occur of (a) the expiration or earlier termination of the initial ten year term of the 105 Rosemont Lease, or, if exercised by SSB, the expiration or earlier termination of the first five year extension term, or (b) the expiration or earlier termination of the 50 Rosemont Lease.

       3.     Maintenance Costs. SSB shall pay to LTX, within thirty days after
              -----------------
receipt of an invoice therefor, SSB's proportionate share of the costs to LTX to operate, maintain, and repair the parking areas and the walkways, roadways and other means of access on and to the 50 Rosemont Premises, including, without limitation, the costs to clear snow from such areas.

       4.     Landlord's Consent. Landlord hereby consents to the foregoing
              ------------------
license of the Parking Spaces for the Term.

       5.     Governing Law; Interpretation and Partial Invalidity. This
              ----------------------------------------------------
Agreement shall be governed and construed in accordance with the laws of the Commonwealth of Massachusetts. This Agreement contains all of the agreements of the parties with respect to the subject matter hereof, and supersedes all prior dealings between them with respect to such subject matter.

       6.     Binding Agreement; Successors. This document shall become
              -----------------------------
effective and binding only upon the execution and delivery of this agreement by Landlord, LTX and SSB. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the parties hereto.

       7.     Counterparts and Authority. This Agreement may be executed in
              --------------------------
multiple counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same document. Landlord, LTX and SSB each warrant to the other that the person or persons executing this Agreement on its behalf has or have authority to do so and that such execution has fully obligated and bound such party to all terms and provisions of this Agreement.

       IN WITNESS WHEREOF, the undersigned executed this Agreement as of the date and year first written above.



                        LANDLORD:


                                ________________________________________________
                                FRANCIS J. PERRY, JR. AS TRUSTEE OF THE
                                ROSEMONT TRUST, AND NOT INDIVIDUALLY


                                ________________________________________________
                                WILLIAM J. WALKER, JR. AS TRUSTEE OF THE
                                ROSEMONT TRUST, AND NOT INDIVIDUALLY



                        LTX:

                                By:    _________________________________________

                                Name:

                                Title:



                        SSB:

                                SSB REALTY, INC.



                                By:    _________________________________________

                                Name:

                                Title:

                                    EXHIBIT A
                                    ---------

                                 PARKING SPACES